================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           QUAKER CITY BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                              [QUAKER CITY LOGO]

                           Quaker City Bancorp, Inc.
                             7021 Greenleaf Avenue
                               Whittier, CA 90602
                                 (562) 907-2200

                                                              September 29, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Quaker City Bancorp, Inc. (the "Company"), the holding company for Quaker City Federal Savings and Loan Association (the "Association"), scheduled to be held on Wednesday, November 19, 1997, at the Whittier Hilton, 7320 Greenleaf Avenue, Whittier, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for the Company and on the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan. Directors and executive officers of the Company will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, I urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the Board of Directors and all of the employees of the Company and the Association, I wish to thank you for your continued support.


                              Sincerely yours,

                              /s/ Frederick R. McGill

                              FREDERIC R. (RICK) McGILL
                              President and Chief Executive Officer

IMPORTANT: IF YOUR QUAKER CITY BANCORP, INC. SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY THEY CAN EXECUTE A PROXY ON YOUR BEHALF. TO ENSURE THAT YOUR SHARES ARE VOTED, PLEASE TELEPHONE THE INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT TODAY AND OBTAIN INSTRUCTIONS ON HOW TO DIRECT HIM OR HER TO EXECUTE A PROXY ON YOUR BEHALF.

     If you have any questions concerning the Proxy Statement or accompanying proxy or if you need any help in voting your stock, please telephone Morrow & Company at 1-800-856-8309 today.

-------------------------------------------------------------------------------
                          PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.
-------------------------------------------------------------------------------

                              [QUAKER CITY LOGO]

                           Quaker City Bancorp, Inc.
                             7021 Greenleaf Avenue
                               Whittier, CA 90602
                                 (562) 907-2200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held on November 19, 1997

                            _______________________

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Quaker City Bancorp, Inc. (the "Company"), the holding company of Quaker City Federal Savings and Loan Association, will be held on Wednesday, November 19, 1997, at the Whittier Hilton, 7320 Greenleaf Avenue, Whittier, California, at 10:00 a.m. local time, subject to adjournment or postponement by the Board of Directors, for the following purposes:

     1. To elect three persons to the Board of Directors to serve until the annual meeting of stockholders to be held in the year 2000 and until their successors are duly elected and qualified;

     2.  To approve the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any or all adjournment or postponements thereof.

     Only holders of record of the common stock, par value $.01 per share, of the Company on Thursday, September 18, 1997, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or (ii) by voting in person at the Annual Meeting.


                              By order of the Board of Directors

                              /s/ Kathryn M. Hennigan

                              KATHRYN M. HENNIGAN
                              Corporate Secretary

Whittier, California
September 29, 1997


-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

 TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT
                   PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
-------------------------------------------------------------------------------

                              [QUAKER CITY LOGO]

                           Quaker City Bancorp, Inc.
                             7021 Greenleaf Avenue
                               Whittier, CA 90602
                                 (562) 907-2200

                  -------------------------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               November 19, 1997
                  -------------------------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or the "Board of Directors") of Quaker City Bancorp, Inc., a Delaware corporation (the "Company"), the holding company of Quaker City Federal Savings and Loan Association (the "Association"), of proxies for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

               INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

GENERAL

     At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the election of the three directors nominated by the Company's Board of Directors to serve until the annual meeting of stockholders to be held in the year 2000 and the approval of the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan"). For information regarding the proposal regarding the election of directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS." For information regarding the 1997 Plan, see "APPROVAL OF 1997 STOCK INCENTIVE PLAN." Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such card and FOR the 1997 Stock Incentive Plan. Although management does not know of any matter other than the election of directors and the approval of the 1997 Plan to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

     The mailing address of the principal executive offices of the Company is 7021 Greenleaf Avenue, Whittier, California 90602, and its telephone number is
(562) 907-2200. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is October 7, 1997.

RECORD DATE AND VOTING

     Only stockholders of record on Thursday, September 18, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 4,673,102 shares of common stock, par value $.01 per share, of the Company ("Common Stock") as adjusted for the 25% Common Stock dividend declared by the Board of Directors of the Company on April 24, 1997 payable on or about May 30, 1997 to stockholders of record on May 12, 1997 (the "Stock Dividend"). All information set forth herein regarding numbers of shares and exercise prices of outstanding awards under Company stock benefit plans has been adjusted, to the extent applicable, for the effect of the Stock Dividend. Each share of outstanding Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

     As provided in the Company's Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors.
Approval of the 1997 Stock Incentive Plan and any stockholder proposals that properly come before the Annual Meeting require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter. Shares in excess of the Limit will not be counted for either the purpose of determining the presence or absence of a quorum or whether a proposal has been approved.

SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith. In addition, the Company has retained proxy solicitor Morrow & Co., Inc. ("Morrow & Co.") to assist in the solicitation of proxies. Morrow & Co. may solicit proxies by mail, telephone, telegraph and personal solicitation, and will request brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares. For these services, the Company will pay Morrow & Co. a fee estimated not to exceed $6,000, plus reimbursement for reasonable out-of-pocket expenses.

                            ________________________


            The date of this Proxy Statement is September 29, 1997.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     The following table sets forth certain information, except where otherwise indicated, as of June 30, 1997 with respect to the directors of the Company and the Association.

     All directors of the Company serve three-year terms and approximately one-third are elected at each annual stockholders' meeting. The Association continues to have a classified board, approximately one-third of the members of which are elected each year to serve three-year terms.

                                                                            FIRST
                                                            TERM AS         BECAME         TERM AS
                                        FIRST BECAME       ASSOCIATION     DIRECTOR        COMPANY      POSITION HELD
                                         DIRECTOR OF        DIRECTOR          OF           DIRECTOR    WITH THE COMPANY
   NAME OF DIRECTOR          AGE         ASSOCIATION         EXPIRES        COMPANY        EXPIRES    AND THE ASSOCIATION
   ----------------          ---         -----------         -------        -------        -------    -------------------
J.L. Thomas                  61             1975               1997           1993           1997      Director and Chairman of
                                                                                                        the Board
Frederic R. McGill           50             1995               1998           1995           1998      Director, President and
                                                                                                        Chief Executive Officer
David T. Cannon              67             1984               1996           1993           1999      Director
Alfred J. Gobar              64             1992               1998           1993           1998      Director
Wayne L. Harvey              59             1981               1997           1993           1997      Director
David K. Leichtfuss          52             1991               1996           1993           1999      Director
Edward L. Miller             60             1985               1997           1993           1997      Director
D. W. Ferguson               81             1952               1995           1993           1995      Director Emeritus

     Set forth below is certain information concerning the principal occupation and business experience of each of the individuals named above during the past five years.

     J.L. Thomas is Chairman of the Company and the Association. Mr. Thomas served as President and Chief Executive Officer of the Company since its formation in 1993 until July of 1996. Mr. Thomas joined the Association in 1961, and was elected to the Board of Directors in 1975. Mr. Thomas served as Chief Operating Officer of the Association from 1976 to 1982, and became its President and Chief Executive Officer in 1982, serving in that capacity until July of 1996. Mr. Thomas also serves as the Chairman of the Board of Directors of Quaker City Financial Corp., a wholly owned subsidiary of the Association ("QCFC"), and of Quaker City Neighborhood Development, Inc. a wholly owned subsidiary of the Company ("QCND").

     Frederic R. (Rick) McGill served as Executive Vice President and Chief Operating Officer of the Company since its formation in 1993, serving in that capacity until July of 1996. Mr. McGill joined the Association in 1991 as Executive Vice President and Chief Operating Officer. Mr. McGill was appointed President of and elected to the Board of Directors of the Company and the Association in 1995, and was appointed Chief Executive Officer effective July 1, 1996. Prior to joining the Association, Mr. McGill was an independent financial consultant specializing in mortgage banking. Mr. McGill has over 25 years experience in the banking industry. Mr. McGill has also served as the Chief Executive Officer of QCFC since 1991 and of QCND since July 1, 1996.

     David T. Cannon, retired, has been a member of the Board of the Association since 1984 and of the Company since its formation in 1993. Previously, he served as Western Regional Director for Industrial Relations of Eastman Kodak Company. Mr. Cannon currently operates his own marketing and management consulting business, D.T. Cannon Associates. Mr. Cannon is the Chairman of the Compensation Committee of the Company's Board.

     Alfred J. Gobar is President and Chairman of AJGA, Inc., a family-owned economics consulting firm. Mr. Gobar has held this position since 1990. Prior to 1990, Mr. Gobar served as President and Chairman of Alfred Gobar Associates, Inc., a family-owned economics consulting firm. Mr. Gobar has been a director of the Association since 1992 and of the Company since its formation in 1993.

     Wayne L. Harvey is the Managing Partner of Harvey & Parmelee, certified public accountants, and has been with such firm since 1958. Mr. Harvey has been a director of the Association since 1981 and of the Company since its formation in 1993. Mr. Harvey is the Chairman of the Audit Committee of the Company's Board.

     David K. Leichtfuss is the President of Broadview Mortgage Corp., a mortgage banking company that specializes in residential permanent financing, and has been with such company since 1988. Mr. Leichtfuss has been a director of the Association since 1991 and of the Company since its formation in 1993.

     Edward L Miller is a partner in the law firm of Bewley, Lassleben & Miller and has been associated with such firm since 1963. Mr. Miller has been a director of the Association since 1985 and of the Company since its formation in 1993. Mr. Miller is the Chairman of the Philanthropy Committee of the Association's Board.

     D.W. Ferguson is Director Emeritus of the Board of the Company and the Association. Mr. Ferguson has served as Chairman of the Company since its formation in 1993 until November of 1995. Mr. Ferguson joined the Association in 1937 and held various positions prior to becoming the President and Chief Executive Officer in 1951, a position he held until 1982. Mr. Ferguson was elected to the Board of Directors of the Association in 1952 and served as the Chairman of the Association's Board from 1982 to 1995.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has a standing Audit Committee and Compensation Committee.

     The Audit Committee held 5 meetings during the 1997 fiscal year, and currently consists of Messrs. Harvey (Chairman), Miller and Cannon. The Audit Committee's responsibilities are generally to assist the Board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company, the Association and their subsidiaries. The Audit Committee also, among other things, recommends to the Board the engagement of the Company's independent auditors; monitors and reviews the quality and activities of the Company's internal audit function and those of its independent auditors; and, monitors the adequacy of the Company's operating and internal controls as reported by management, the independent auditors and internal auditors.

     The Compensation Committee held 7 meetings during the 1997 fiscal year, and currently consists of Messrs. Cannon (Chairman), Miller and Harvey. The Compensation Committee is authorized to review salaries and compensation, including non-cash benefits, of directors, officers and other employees of the Company and to recommend to the Board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. In July of 1996, the Board established a subcommittee of the Compensation Committee, made up of two outside directors, Messrs. Cannon and Harvey, whose principal responsibility is to administer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and rules thereunder, the stock benefit plans of the Company with respect to certain transactions by executive officers and directors of the Company.

     The Company's Board of Directors selects nominees for election as directors. The Company does not have a standing nominating committee. The candidates for election at this Annual Meeting were nominated by the Board of Directors. In accordance with Section 6 of Article I of the Company's Bylaws (a copy of which is available upon request to the Corporate Secretary of the Company), stockholder nominations for election of directors may be voted on at an annual meeting only if such nominations are made pursuant to written notice timely given to the Corporate Secretary accompanied by certain information. To be timely, a stockholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the date of the meeting, provided that, in the event that less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, a stockholder's notice will be timely if received not later than the tenth day following the day on which such notice of the date of the meeting is mailed or such public disclosure is made. Such stockholder's notice must set forth with respect to each director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission ("SEC") and the stockholder's name and address, as they appear on the Company's books, and the number of shares of Common Stock owned by the stockholder giving the notice.

MEETINGS OF THE BOARD OF DIRECTORS

     During the 1997 fiscal year, there were 12 meetings of the Board of Directors of the Company. All directors attended at least 75% of the meetings of the Board of Directors, and all members of the committees of the Board attended at least 75% of the meetings of those committees, in each case, after the election of such individual to the Board or to such committee.

COMPENSATION OF DIRECTORS

     Directors' Fees. The Company does not currently pay directors' fees. Currently, the Chairman of the Board of the Association receives a monthly retainer fee of $2,200 and all other directors of the Association receive a monthly retainer fee of $2,000 each. Committee meeting fees of $100 per hour per meeting are also paid to non-employee directors of the Association. In addition, a $200 monthly retainer is paid to the Audit Committee Chairman for general services in addition to meetings.

     Directors' Option Plan. In 1993, the Company adopted a stock option plan for directors who are not officers or employees of the Company or its affiliates. See "COMPENSATION AND OTHER INFORMATION--Non-Employee Directors' Option Plan," below.

EXECUTIVE OFFICERS

     Set forth below are the executive officers of the Company, together with the positions currently held by those persons, as of June 30, 1997. The executive officers serve at the pleasure of the Company's Board of Directors; however, the Company has entered into employment agreements with Messrs. Thomas and McGill, which agreements are described under "COMPENSATION AND OTHER MATTERS--Employment Agreements and Change of Control Arrangements," below.

      NAME                AGE                  POSITION (1)
      ----                ---                  ------------
Kathryn M. Hennigan       46           Corporate Secretary and Senior Vice President, Administrative Services
Frederic R. McGill        50           Director, President and Chief Executive Officer
Harold L. Rams            51           Senior Vice President, Lending of the Association
Karen A. Tannheimer       38           Senior Vice President, Loan Service of the Association
Robert C. Teeling         47           Senior Vice President, Retail Banking of the Association
J. L. Thomas              61           Director and Chairman of the Board
Dwight L. Wilson          49           Senior Vice President, Treasurer and Chief Financial Officer

--------------
(1) Unless otherwise indicated, the indicated position is with the Company and the Association.

     Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (other than Mr. Thomas and Mr. McGill--see "Directors" above).

     Kathryn M. Hennigan has served as Senior Vice President, Administrative Services and Corporate Secretary of the Company since its formation in 1993. Ms. Hennigan joined the Association in 1992 as the Human Resource Manager. Ms. Hennigan was promoted to Senior Vice President, Administrative Services and Corporate Secretary of the Association in January, 1993. Prior to joining the Association, Ms. Hennigan held various management and administrative positions, including principal for seven years in a senior high school in Fullerton, California.

     Harold L. Rams joined the Association in 1975 and currently serves as the Senior Vice President, Lending. Mr. Rams has over 20 years experience in the banking industry, primarily in multifamily residential lending.

     Karen A. Tannheimer joined the Association in 1983 as the Loan Service Supervisor. Ms. Tannheimer served in such capacity until 1986 when she left the Association for a position with a computer service company. Ms. Tannheimer attained the position of Supervisor-Systems Analysis Group before leaving the computer services company to rejoin the Association in June, 1992. Ms. Tannheimer currently serves as the Senior Vice President, Loan Service.

     Robert C. Teeling joined the Association in 1991 as the Senior Vice President, Retail Banking. From 1986 to 1991, Mr. Teeling served as Vice President, Retail Banking for Columbia Savings and Loan. Prior to joining the Association, Mr. Teeling had over 20 years experience in retail banking with various savings and loan associations in the southern California area.

     Dwight L. Wilson has served as Senior Vice President, Treasurer and Chief Financial Officer of the Company since its formation in 1993. Mr. Wilson joined the Association in 1976 as the Assistant Controller and held that position until 1979. Mr. Wilson served as the Controller of the Association from 1979 to 1985. Since 1985, Mr. Wilson has been the Treasurer and Chief Financial Officer of the Association and QCFC.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the shares of Common Stock beneficially owned as of September 18, 1997, the Record Date, by each director (and director nominee), by the Chief Executive Officer and the four most highly compensated executive officers of the Company and/or the Association who were serving as executive officers at June 30, 1997 and who each received total salary and bonus in excess of $100,000 in fiscal 1997 (the "Named Executive Officers") and by all directors and executive officers as a group.

                                                                              SHARES OF COMMON
                                                                             STOCK BENEFICIALLY      PERCENT OF
   NAME AND ADDRESS(1)                  TITLE(2)                                OWNED (3)(4)          CLASS (5)
   -------------------                  --------                                 ------------         ---------
J.L. Thomas(6)                    Chairman of the Board                              133,064             2.82%
Frederic R. McGill(7)             President and Chief Executive Officer              112,453             2.37%
David T. Cannon(8)                Director                                            37,249              *
Wayne L. Harvey(8)                Director                                            79,241             1.69%
Edward L. Miller(8)               Director                                           113,925             2.43%
David K. Leichtfuss(8)            Director                                            29,394              *
Alfred J. Gobar                   Director                                           109,397             2.34%
D.W. Ferguson(9)                  Director Emeritus                                   52,844             1.12%
Dwight L. Wilson(10)              Senior Vice President, Treasurer and Chief
                                  Financial Officer                                   55,582             1.18%
Harold L. Rams(11)                Senior Vice President, Lending of the
                                  Association                                         43,804              *
Kathryn M. Hennigan(12)           Corporate Secretary and Senior Vice President,
                                  Administrative Services                             54,402             1.15%
                                                                                     -------            -----
All directors and executive
 officers as a group (13
 persons)(13)                                                                        889,724            18.92%
                                                                                     =======            =====

------------------------
* Does not exceed 1.0% of the Company's voting securities.
(1) The address of each person is c/o Quaker City Bancorp, Inc., 7021 Greenleaf Avenue, Whittier, California 90602.
(2) Titles are for both the Company and the Association unless otherwise indicated.
(3) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(4) All shares beneficially owned have been adjusted for the Stock Dividend.
(5) As of the Record Date, there were 4,673,102 shares of Common Stock outstanding.
(6) Includes 6,714 allocated shares under the Quaker City Federal Savings and Loan Association Employee Stock Ownership Plan and Trust (the "ESOP"); and 41,875 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.
(7) Includes 6,714 allocated shares under the ESOP; 10,350 shares under the Quaker City Federal Savings and Loan Association Recognition and Retention Plan for Officers and Employees ("RRP"), which will vest in two equal installments on each of January 1, 1998 and 1999 as to which voting may be directed; and 64,687 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.
(8) Includes 19,406 shares subject to options granted under the Quaker City Bancorp, Inc. 1993 Directors' Option Plan, which options are all currently exercisable.
(9) Includes 25,875 shares subject to options granted under the 1993 Directors' Option Plan, which options are all currently exercisable.
(10)Includes 5,713 allocated shares under the ESOP; 6,210 shares under the RRP, which will vest in two equal installments on each of January 1, 1998 and 1999, as to which voting may be directed; and 37,062 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.

(11) Includes 5,456 allocated shares under the ESOP, 6,210 shares under the RRP, which will vest in two equal installments on each of January 1, 1998 and 1999, as to which voting may be directed; and 25,875 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.
(12) Includes 4,485 allocated shares under the ESOP; 5,174 shares under the RRP, which will vest in two equal installments on each of January 1, 1998 and 1999, as to which voting may be directed; and 38,812 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.
(13) Includes 36,544 allocated shares under the ESOP; 38,295 shares under the RRP, which will vest in two equal installments on each of January 1, 1998 and 1999, as to which voting may be directed; 103,499 shares subject to options granted under the 1993 Directors' Option Plan, which options are all currently exercisable; and 252,935 shares subject to options granted under the 1993 Management Option Plan, which options are all currently exercisable.

                       COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company, including any of its subsidiaries, to the Named Executive Officers for services during the fiscal years ended June 30, 1997, 1996 and 1995.

                                                                             LONG TERM COMPENSATION
                                                                     ----------------------------------------
                                       ANNUAL COMPENSATION(1)                AWARDS                 PAYOUTS
                                     ---------------------------     ------------------------    ------------
                                                                    RESTRICTED     SECURITIES
                                                                      STOCK       UNDERLYING
                                                                     AWARD(S)        OPTIONS     LTIP PAYOUTS
   NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)       ($)            (#)            ($)
   ---------------------------       ----   ---------   --------     --------        -------     ------------
J.L. Thomas                          1997   $175,000    $65,700      $   --          $   --          $   --
Chairman of the Board                1996    250,000     94,838          --              --              --
                                     1995    225,000     78,840          --              --              --
Frederic R. McGill                   1997   $210,000    $71,652      $   --          $   --          $   --
President and                        1996    189,000     55,764          --              --              --
  Chief Executive Officer            1995    180,000     55,188          --              --              --

Dwight L. Wilson                     1997   $123,000    $25,473      $   --          $   --          $   --
Senior Vice President, Treasurer     1996    118,000     25,146          --              --              --
  and Chief Financial Officer        1995    107,300     18,687          --              --              --

Harold L. Rams                       1997   $111,000    $23,820      $   --          $   --          $   --
Senior Vice President, Lending       1996    108,800     23,675          --              --              --
                                     1995    106,700     19,138          --              --              --

Kathryn M. Hennigan                  1997   $ 98,900    $21,817      $   --          $   --          $   --
Senior Vice President,               1996     94,700     20,465          --              --              --
  Administrative Services and        1995     82,400     14,845          --              --              --
  Corporate Secretary

____________________
(1) Under Annual Compensation, the column titled "Salary" includes deferred compensation. The column titled "Bonus" consists of payments earned in the reported fiscal year under the Association's Incentive Compensation Plan.

STOCK OPTIONS

     The following table sets forth the number of shares of Common Stock covered by options granted under the 1993 Management Option Plan held by the Named Executive Officers at fiscal year-end June 30, 1997. All shares of Common Stock reserved under the 1993 Management Option Plan are subject to outstanding options and no shares remain available under the 1993 Management Option Plan for future option grants. The Named Executive Officers do not hold any options granted under the 1993 Directors' Option Plan. The table below also sets forth the value of unexercised options granted under the 1993 Management Option Plan that were in-the-money at

June 30, 1997. Options are "in-the-money" if the fair market value of the shares covered thereby is greater than the option exercise price. At June 30, 1997, all the options set forth in the table were in-the-money.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                    AND FISCAL YEAR-END OPTION/SAR VALUES(1)

                                     Number of Securities             VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                               OPTIONS AT FISCAL YEAR END (#)(2)     FISCAL YEAR END ($)(3)
    Name                        Exercisable      UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
    ----                        -----------      -------------     -----------   -------------
J.L. Thomas                      41,875                  0            $484,180               0
Frederic R. McGill               64,687                  0             747,943               0
Dwight L. Wilson                 37,062                  0             428,529               0
Harold L. Rams                   25,875                  0             299,180               0
Kathryn M. Hennigan              38,812                  0             448,764               0

___________________
(1) No free-standing stock appreciation rights ("SARs") are issuable under the Company's 1993 Management Option Plan.
(2) Number of shares of Common Stock underlying exercisable options has been adjusted for the Stock Dividend.
(3) The values of unexercised in-the-money options set forth in the table have been calculated, in accordance with requirements promulgated by the SEC, by determining the difference between the fair market value of the underlying Common Stock at fiscal year-end June 30, 1997 and the exercise price of the options (as adjusted for the Stock Dividend).

     In July 1997, the Board of Directors of the Company adopted the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan for certain eligible persons, including directors, officers, employees, consultants and advisors of the Company and the Association, and is presenting the 1997 Stock Incentive Plan to the Company's stockholders for approval. Certain grants of options were made in July 1997 to senior executive officers under the 1997 Stock Incentive Plan, which grants are subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting. Options granted under the 1997 Stock Incentive Plan are not reflected in the above table; information regarding the number of shares of Common Stock subject to such options and an estimated value of such options is set forth herein under "APPROVAL OF 1997 STOCK INCENTIVE PLAN," below.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     In connection with the conversion of the Association from mutual to stock form in December of 1993 (the "Conversion") and the commencement of operations by the Company as the holding company thereof, the Association and the Company entered into employment agreements with Messrs. Thomas and McGill ("Executive," respectively). The Association and the Company also entered into change in control agreements, which are two-year agreements, with Messrs. Wilson and Rams and with Ms. Hennigan ("Executive," respectively). The, employment agreements and change in control agreements were entered into with the intent of ensuring that the Association and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Association and the Company depends to a significant degree on the skills and competence of these individuals.

     The employment agreements with the Association and the Company provide for a three-year term for Messrs. Thomas and McGill. Commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Association may extend the employment agreements with the Association for an additional year such that the remaining terms shall be the amount of the original term unless written notice of non-renewal is given by the Board of Directors of the Association after conducting a performance evaluation of the Executive. Effective June 30, 1997, the Association's Board extended the employment agreements of Messrs. Thomas and McGill until June 30, 2000. Mr. Thomas' employment agreement with the Association includes a "sunset provision" such that the agreement automatically terminates on his sixty-fifth birthday, unless earlier terminated. With respect to their employment agreements with the Company, commencing on the date of execution of the employment agreement with the Company, the term of the employment agreements for Messrs. Thomas and McGill extend, unless earlier terminated, one day each day until such time as the Company's Board of Directors or the Executive elects not to extend the term of the employment agreement by giving written notice to the other party, in which case the term of the employment agreement will be fixed and will end on the third anniversary date of the written notice. Notwithstanding the foregoing, Mr. Thomas' employment agreement with the Company also automatically terminates upon his sixty-fifth birthday, unless earlier terminated.

     The employment agreements provide that Messrs. Thomas and McGill will receive an annual base salary of $175,000 and $235,000 respectively, which will be reviewed annually by the Board of the Association. In addition to the base salary, the employment agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The employment agreements provide for termination by the Association or the Company for cause at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or for disability, or in the event of the Executive's resignation from the Association and the Company upon: (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, or relocation of his principal place of employment, or a material reduction in benefits or perquisites; (iii) liquidation or dissolution of the Association or the Company; or (iv) a breach of the employment agreement by the Association or the Company, the Executive or, in the event of death, his beneficiary, would be entitled to receive an amount equal to: (i) the amount of the remaining salary payments that the Executive would have earned if he continued his employment with the Association or Company during the remaining unexpired term of the employment agreement at the Executive's defined base salary on the date the Executive was terminated; (ii) the average of the amount of bonus and any other cash compensation paid to the Executive during the term of the employment agreement times the remaining number of years of the employment agreement and any fraction thereof, and (iii) an amount equal to the average of the annual contributions that were made on the Executive's behalf to any employee benefit plan of the Company or Association during the term of the employment agreement times the remaining number of years of the employment agreement and any fraction thereof.

     If termination of employment follows a "change in control" of the Association or the Company, as defined in the employment agreement, the Executive or, in the event of death, his beneficiary, would be entitled to an aggregate payment from the Association and the Company equal to the greater of:
(i) the payments due for the remaining term of the agreement; or (ii) three times the Executive's average annual compensation for the three preceding taxable years, including bonuses and any other cash compensation paid or to be paid to the Executive during such years, and the amount of any contributions made or to be made to any employee benefit plan. The Association and the Company would also continue the Executive's life, health and disability coverage for the remaining unexpired term of the employment agreements to the extent allowed by the plans or policies maintained by the Company or Association from time to time. Payments to the Executive under the Association's employment agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Association. The employment agreements also provide for reduced benefits to an Executive upon termination of employment due to disability and further provide that the Association and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law.

     In the event of a change in control based upon the fiscal 1997 salary and bonus, Messrs. Thomas and McGill would receive approximately $722,100 and $844,956, respectively, in severance payments in addition to other cash and noncash benefits provided under the employment agreements.

     The change in control agreements with the Association and the Company provide for a two-year term for Messrs. Wilson and Rams and Ms. Hennigan. Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be extended by the Board of Directors of the Association for a year so that the remaining terms shall be two years. Effective June 30, 1997, the Association's Board extended the term of the change of control agreements with each Executive until June 30, 1999. Commencing on the date of execution of the change in control agreement with the Company, the term of the change in control agreement extends for one day each day until such time as the Board of Directors of the Company or the Executive elects not to extend the term of the change in control. agreement by giving written notice to the other party, in which case the term of the change in control agreement will be fixed and will end on the second anniversary date of the written notice. Each change in control agreement provides that at any time following a change in control of the Company or the Association, if the Company or the Association terminates the Executive's employment for any reason other than cause, the Executive or, in the event of death, the Executive's beneficiary would be entitled to receive an aggregate payment from the Association and the Company equal to two times the Executive's average annual salary for the two preceding taxable years, including bonuses and any other cash compensation paid or to be paid to the Executive during such years and the amount of any contributions made or to be made to any employee benefit plan. The Association and the Company would also continue the Executive's life, health and disability coverage for the remaining unexpired term of his change in control agreement to the extent allowed by the plans or policies maintained by the Company or Association from time to time. Payments to the Executive under the Association's change in control agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Association.

     If a change in control occurs, based upon fiscal 1997 salary and bonus, the amounts payable to Messrs. Wilson and Rams and Ms. Hennigan, pursuant to the change in control agreements would be approximately $296,946, $269,640 and $241,434, respectively, in addition to other cash and noncash benefits provided for under the change in control agreements.

     The change in control agreements and the employment agreements contain a provision to the effect that in the event of a change in control, the aggregate payments under the agreements shall not constitute an excess parachute payment under Section 28OG of the Internal Revenue Code of 1986, as amended ("Code") (which imposes an excise tax on the recipient and denial of the deduction for such excess amounts to the employer). Such provision provides that the payments under the agreements shall be reduced to one dollar below the amount that would trigger an excise tax under Section 280G.

     The Quaker City Federal Savings and Loan Association Recognition and Retention Plan for Officers and Employees (referred to herein as the "RRP") contains a change of control provision. The Company's 1993 Incentive Option Plan provides that to the extent not previously exercisable, options granted under the 1993 Management Option Plan become exercisable upon a change in control. All outstanding unexercised options under the 1993 Management Option Plan are currently exercisable. No shares of Common Stock remain available under the 1993 Management Option Plan for future option grants.

DEFINED BENEFIT PLAN

     The Association maintains the Quaker City Federal Savings and Loan Association Employee Retirement Income Plan, a non-contributory defined benefit pension plan ("Defined Benefit Plan"). An employee hired prior to December 1, 1992 becomes eligible to participate in the Defined Benefit Plan upon attaining the age of 21 and completing one year of service during which he or she has served a minimum of 1,000 hours. The Defined Benefit Plan provides for a monthly benefit to the employee upon retirement at the age of 65, or if later, the fifth anniversary of the employee's initial participation in the Defined Benefit Plan. The Defined Benefit Plan also provides for a monthly benefit upon the participant's death, disability and early retirement. Early retirement is conditioned upon the attainment of the age of 55, and the completion by the participant of five years of service.

     The following table illustrates the estimated annual benefits payable under the Defined Benefit Plan as of December 31, 1993 upon retirement at age 65 for the final average compensation and years of service classification specified.
As described further below, the amounts set forth reflect that participants' years of service credited for purposes of benefit calculations were frozen as of December 31, 1993. Benefits after December 31, 1993, however, may still increase due to increases in compensation levels.

                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                              DEFINED BENEFIT PLAN

                                                       Years of Service
Final Average        --------------------------------------------------------------------------------
Compensation         15 years          20 years          25 years          30 years          35 years
------------         --------          --------          --------          --------          --------
$ 50,000              $13,643           $18,190           $22,738           $25,238           $27,738
  75,000               21,893            29,190            36,488            40,238            43,988
 100,000               30,143            40,190            50,238            55,238            60,238
 125,000               38,393            51,190            63,988            70,238            76,488
 150,000               48,643            62,190            77,738            85,238            92,738
 175,000               46,643            62,190            77,738            85,238            92,738
 200,000               46,643            62,190            77,738            85,238            92,738
 225,000               46,643            62,190            77,738            85,238            92,738
 250,000               46,643            62,190            77,738            85,238            92,738
 275,000               46,643            62,190            77,738            85,238            92,738
 300,000               46,643            62,190            77,738            85,238            92,738
 350,000               46,643            62,190            77,738            85,238            92,738
 400,000               46,643            62,190            77,738            85,238            92,738

     Upon establishment of the Defined Benefit Plan, benefits payable to non-executive officers and other employees under the Defined Benefit Plan were determined by taking into account the participant's final average compensation, including regular pay, overtime and bonuses, Social Security benefits and years of credited service. In conjunction with the establishment by the Association in 1993 of an employee stock ownership plan (the "ESOP"), effective December 31, 1993 benefit calculations under the Defined Benefit Plan from January 1, 1994 forward are based upon current compensation levels and credited service through December 31, 1993 only. The benefit amounts listed above were computed on a single life annuity basis, which is the normal form of payment under the Defined Benefit Plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Association maintains a non-qualified Supplemental Executive Retirement Plan ("SERP") for certain employees and their beneficiaries whose benefits from the Association's Defined Benefit Plan and the tax qualified ESOP are reduced by reason of the annual limitation on benefits and contributions imposed by Section 415 of the Code and the limitations imposed on compensation taken into consideration in the determination of benefits under the Defined Benefit Plan and the ESOP due to Section 401(a)(17) of the Code. The SERP provides additional benefits to participants to ensure that they receive an aggregate annual benefit from the Defined Benefit Plan, the ESOP and Social Security of an amount equal to 65% of such participants' final average compensation at age 65.

     The following table illustrates the estimated annual benefits payable under the Defined Benefit Plan and the SERP (collectively, the "Retirement Plans") as of December 31, 1993 upon retirement at age 65 for the final average compensation and years of service classification specified. The amounts set forth reflect that participants' years of service credited for purposes of benefit calculations under the Defined Benefit Plan were frozen as of December 31, 1993.

                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                           TARGETED RETIREMENT INCOME

                                               Years of Service
  Final Average        ----------------------------------------------------------------------
  Compensation         15 years       20 years       25 years       30 years        35 years
  ------------         --------       --------       --------       --------        ---------
$ 50,000              $  8,375       $ 16,500       $ 16,500       $ 16,500        $ 16,500
  75,000                20,563         32,750         32,750         32,750          32,750
 100,000                32,750         49,000         49,000         49,000          49,000
 125,000                44,938         65,250         65,250         65,250          65,250
 150,000                81,500         81,500         81,500         81,500          81,500
 175,000                69,313         97,750         97,750         97,750          97,750
 200,000                81,500        114,000        114,000        114,000         114,000
 225,000                93,688        130,250        130,250        130,250         130,250
 250,000               105,875        146,500        146,500        146,500         146,500
 275,000               118,063        162,750        162,750        162,750         162,750
 300,000               130,250        179,000        179,000        179,000         179,000
 350,000               154,625        211,500        211,500        211,500         211,500
 400,000               179,000        244,000        244,000        244,000         244,000

     Benefits payable to executive officers under the Defined Benefit Plan and the SERP have, since the establishment thereof until December 31, 1993, been determined by taking into account the executive's final average compensation, Social Security benefits and years of credited service. The compensation covered by the Retirement Plans is comprised of salary and bonuses, but does not include the other possible components of compensation set forth in the Summary Compensation Table presented earlier in this Proxy Statement. As set forth above, in connection with the Association's establishment of the ESOP in 1993, effective December 31, 1993 benefit calculations under the Defined Benefit Plan from January 1, 1994 forward are based upon current compensation levels and credited service through December 31, 1993 only. The benefit amounts listed above were computed on a single life annuity basis, which is the normal form of payment under the Retirement Plans.

     The approximate years of service and covered compensation, as of January 1, 1997, for the Named Executive Officers under the Retirement Plans are as follows:

                                                           Covered
Name                                    Service          Compensation
----                                 --------------   ------------------
J. L. Thomas......................         35             $240,700
Frederic R. McGill................          5              294,152
Dwight L. Wilson..................         21              151,573
Harold L. Rams....................         22              135,920
Kathryn M. Hennigan...............          4              123,217

NON-EMPLOYEE DIRECTORS' OPTION PLAN

     Non-employee directors ("Outside Directors") of the Company and the Association are eligible to receive stock options under the Quaker City Bancorp, Inc. 1993 Stock Option Plan for Outside Directors (the "1993 Directors' Option Plan"). The purpose of the 1993 Directors' Option Plan is to promote the growth and profitability of the Company and the Association by providing an incentive in the form of stock options to Outside Directors of outstanding competence to achieve long-term objectives of the Company and the Association by encouraging their acquisition of an equity interest in tile Company.

     The 1993 Directors' Option Plan authorized the granting of non-statutory stock options for a total of 129,375 shares of Common Stock (as adjusted for the Stock Dividend) to Outside Directors. Stock options for an aggregate of 122,906 shares of Common Stock (as adjusted for the Stock Dividend) were granted to the six Outside Directors at the date of the Conversion at an exercise price of $7.50 ($6.00, as adjusted for the Stock Dividend) per share, which was the offering price of the Common Stock in the initial public offering of the Company. To the extent options for shares are available for grants under the 1993 Directors' Option Plan, on each anniversary of the effective date of the 1993 Directors' Option Plan, each subsequently elected Outside Director will be granted, if such Outside Director is qualified, non-statutory stock options to purchase 3,233 shares of Common Stock (as adjusted for the Stock Dividend) or a number of options to purchase such lesser number of shares as remain in the Directors Option Plan. If options for sufficient shares are not available to fulfill the grant of options to an Outside Director, and thereafter options become available, such persons shall receive options to purchase an amount of shares of Common Stock, determined by dividing pro rata among such persons the number of options available. There are 6,468 shares of Common Stock (as adjusted for the Stock Dividend) remaining under the 1993 Directors' Option Plan available for future option grants.

     All options granted under the 1993 Directors' Option Plan in connection with the Conversion became exercisable January 1, 1995; options granted to a subsequently elected Outside Director will become exercisable on the first business day of January following that date on which such subsequent Outside Director is qualified and first begins to serve as a Director, provided. however, that in the event of death, disability or retirement of the participant or upon a change in control of the Company or the Association, all options previously granted would automatically become exercisable. Each option granted under the Directors' Option Plan expires upon the earlier of 10 years following the date of grant, or one year following the date the Outside Director ceases to be a director.

     The Board of Directors of the Company has adopted the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan for certain eligible persons, including directors, officers, employees, consultants and advisors of the Company and the Association, and is presenting the 1997 Stock Incentive Plan to the Company's stockholders for approval. See "APPROVAL OF 1997 STOCK INCENTIVE PLAN," below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Cannon (Chairman), Miller and Harvey. None of such members is, or formerly was, an officer or employee of the Company or any of its subsidiaries and none had any relationship with the Company requiring disclosure herein under applicable rules. In addition, to the Company's knowledge, no executive officer of the Company serves as a director or a member of the compensation committee of another entity.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

ADMINISTRATION

     The compensation program is administered by the Compensation Committee of the Company's Board of Directors, which is composed of three outside, non-employee directors. The Chairman of the Board, Chief Executive Officer and the Senior Vice President, Administrative Services, serve as advisors to the Compensation Committee. Following review and approval by the Compensation Committee, all issues pertaining to employment-related contracts are submitted to the full Board of Directors for approval.

     The following is the Compensation Committee report addressing the compensation of the Company's executive officers for the 1997 fiscal year.

PHILOSOPHY

     The goals and objectives of the executive compensation policies remain the same as last year. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels the Compensation Committee believes to be consistent with others in the financial services industry, with executives' compensation packages increasingly being weighted toward programs contingent upon the Company's long-term (three years or more) performance. As a result, the executives' actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.

     The Company's compensation strategy continues to support the concept of pay-for-performance, associating the goal of variable pay for variable performance. A mix of compensation elements, with an emphasis on tying long-term incentives to corporate performance, is designed to meet this goal. The mix of compensation elements varies between executive levels within the organization, with compensation opportunities of senior executives relying more heavily on annual and long-term incentive compensation.

     With regard to Section 162(m) of the Code, which limits the deductibility of certain executive officer compensation in excess of $1 million, the Company intends to take all necessary steps to cause the compensation paid to executive officers to be deductible by the Company.

PERFORMANCE TO DATE

     The Company's compensation strategy is based on the philosophy that Company executives should be compensated within competitive norms for their level of responsibility within the organization. The Company has determined the competitive marketplace for different executive levels within the organization. Generally, the competitive marketplace for senior executives has been defined as financial institutions with assets between $500 million and $1 billion that are located in California.

     It should be noted that the Company wishes to compare itself on a broader basis for corporate performance purposes, and thus the peer group referenced above for comparison purposes in regard to cash compensation is not identical to that used in the Stock Price Performance Graph which appears immediately after this report.

     The Compensation Committee conducted its annual review of officers' base salary levels in June of 1996. As a result of the Compensation Committee review, senior executives received raises ranging from 2% to 11% for fiscal 1997. These raises in base salaries reflected the impact of increased job responsibilities and improved performance.

     In the spring of 1997, a competitive review of the current cash compensation program (base salary and short-term incentive cash compensation) for Company executives was performed by an independent outside consulting firm, KPMG LLP ("KPMG"). The findings of such review were used by the Compensation Committee in its June 1997 executive salary review for fiscal 1998.

     Annual incentive compensation for both the Chief Executive Officer and the Chairman of the Board was based solely on corporate goals. For fiscal year 1997, the target incentive for the Chief Executive Officer was 40% of base salary, while that of the Chairman of the Board was on a profitability-based graduated scale. For fiscal 1997, these goals pertained to performance in the following areas: net profit, asset quality, operating expense ratios, regulatory and compliance ratings, and quality of customer service. In addition, a profitability threshold required for any corporate bonus award continues to be an integral part of the incentive compensation plan. Incentive compensation for fiscal 1997 for other executive officers of the Company, with a target of 25% of base salary, was based 80% upon corporate and 20% upon personal goal achievement. The annual incentive program also included a profitability threshold necessary for the payment of any bonus based on corporate goals. In July of 1997, executive officers received bonuses approved by the Board of Directors based on both management objectives and their personal goal achievement, as applicable, during fiscal year 1997.

     The third part of executive compensation is the long-term compensation program, which has two components, incentive stock options and stock grants. Stock options have been granted under the Company's 1993 Management Option Plan and stock grants are awarded under the Association's RRP. The purpose of both of these plans is to encourage management stability as well as stock ownership of the Company. Under the 1993 Management Option Plan, senior executives received stock options which offer them the possibility of future gains, depending on the executive's continued employment by the Company or the Association and the long-term price appreciation of the Company's Common Stock. At the Conversion, senior executive officers were granted options under the 1993 Management Option Plan that vested over a period of three years, with one-third becoming exercisable on each of January 1, 1995, 1996, and 1997. All shares of Common Stock reserved under the 1993 Management Option Plan are subject to outstanding options and no shares remain available under the 1993 Management Option Plan for future option grants. The Board of Directors of the Company has adopted the 1997 Stock Incentive Plan and is presenting the 1997 Stock Incentive Plan to the Company's stockholders for approval. Senior executive officers are eligible to receive awards under the proposed 1997 Stock Incentive Plan, and certain grants of stock options have been made to senior executive officers under the 1997 Stock Incentive Plan, which grants are subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting. See "--Chief Executive Officer Compensation" and "APPROVAL OF 1997 STOCK INCENTIVE PLAN," below.

     In addition to options granted under the 1993 Management Option Plan, at the Conversion, stock grants were awarded to senior executives under the RRP. Awards granted to Mr. Thomas vested over a three-year period, with rights to acquire one-third of the awarded shares on each of January 1, 1995, 1996 and 1997, and awards granted to all other executive officers vest over a five-year period, with rights to acquire one-fifth of the awarded shares on each January first of 1995 through 1999. The Compensation Committee does not contemplate making additional grants to the current group of senior executives until at least 1998.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The base salary for Mr. McGill for fiscal year 1997 was increased by 11% due to his increased responsibility as Chief Executive Officer, effective July 1, 1996. Mr. McGill's target short term incentive level was increased from 35% to 40% of base salary as a result of the Committee's implementation of a recommendation of the 1995 executive compensation study by KPMG. The study concluded that the target short-term incentive level for Mr. McGill should be increased to 40% of base salary for fiscal 1997, and to 45% for fiscal year 1998. The annual incentive bonus payout is based on the same corporate goal achievement, including a profitability threshold, as all other executives. In July of 1997, Mr. McGill received an incentive bonus of $71,652, approved by the Board of Directors, and based on corporate goal achievement during fiscal year 1997.

     The executive cash compensation study performed by KPMG in the spring of 1997 reaffirmed the appropriateness of the 45% of base salary short-term incentive target for Mr. McGill. The competitive review found Mr. McGill's base salary to be 20% below the 50th percentile of base salaries for competitor organizations. As a result, for fiscal 1998, Mr. McGill will receive a base salary of $235,000, an 11% increase over the previous year.

     In an initial grant under the 1997 Stock Incentive Plan, the Compensation Committee has awarded Mr. McGill nonqualified options to purchase 50,000 shares of Common Stock, which award is subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting. The number of options granted to Mr. McGill under the 1997 Stock Incentive Plan was based upon several factors, including past performance, present and future responsibility of his position and further aligning the Chief Executive Officer's interests with those of the Company's stockholders.

CONCLUSION

     The Committee believes that the current compensation policies for the Company and the Association are both effective and appropriate. For fiscal years 1995, 1996 and 1997, when the profit threshold was met, there was in place a compensation mix which increasingly relies on incentive compensation for corporate goal achievement.

                                    1997 COMPENSATION COMMITTEE
                                    David T. Cannon
                                    Wayne L. Harvey
                                    Edward L. Miller

     The report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

     The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

     The graph below compares the cumulative total stockholder return of the Company's Common Stock with the cumulative total return of the NASDAQ National Market System equity index and Media General's Savings and Loan Industry Group index since December 30, 1993, when the Company's Common Stock was first registered under the Exchange Act, through June 30, 1997. The graph assumes that $100 was invested on December 30, 1993 in the Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock since the Company's formation in September 1993. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                    COMPANY, INDUSTRY INDEX AND BROAD MARKET

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                      1993            1994          1995         1996          1997
                                                      ----            ----          ----         ----          ----
          Quaker City Bancorp, Inc.                  100.00          114.67        122.67       146.00        234.17
          Industry Index-S&L                         100.00          105.68        121.80       154.78        250.46
          Broad Market-NASDAQ                        100.00          100.75        118.17       148.75        179.19

 1. Quaker City Bancorp, Inc. returns were calculated based on the closing sale prices per share of the Common Stock as follows: 12/30/93 (initial trading day), $9.38; 6/30/94, $10.75; 6/30/95, $11.50; 6/30/96, $13.68, 6/30/97,
    $17.56.
 2. The $7.50 per share initial public offering price of the Company's Common Stock was not used in calculating the Quaker City Bancorp, Inc. graph points.
 3. The Company declared a 25% Common Stock dividend payable on or about May 30, 1997 to stockholders of record on May 12, 1997.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of the Record Date, (i) the name of each person believed by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) the total number of shares of Common Stock beneficially owned by each such person and (iii) the percentage of all Common Stock outstanding held by each such person.

                              NAME AND ADDRESS OF                  AMOUNT AND NATURE OF
  TITLE OF CLASS                BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)           PERCENT OF CLASS (1)(2)
  --------------                ----------------                   -----------------------           ----------------------
Common Stock                 Quaker City Federal Savings and        391,179 shares(3)(4)                     8.4%
                             Loan Association Employee Stock
                             Ownership Plan and Trust ("ESOP")
                             7021 Greenleaf Avenue
                             Whittier, CA 90602

Common Stock                 Warburg, Pincus                         280,062 shares(5)                        5.9%
                             Counsellors, Inc.
                             466 Lexington Avenue
                             New York, NY 10017

Common Stock                 Wellington Management                   302,375 shares(6)                        6.4%
                             Company, LLP
                             75 State Street
                             Boston, MA 02109

------------------------
(1) Share amounts have been adjusted for the Stock Dividend.
(2) As of the Record Date, there were 4,673,102 shares of Common Stock (as adjusted for the Stock Dividend) outstanding.
(3) Shares of Common Stock were acquired by the ESOP in the Conversion. A committee which consists of non-employee members of the Board of Directors of the Association administers the ESOP (the "ESOP Committee"). An unrelated third party has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Committee may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares held in the suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. As of the Record Date, 82,040 shares of Common Stock (as adjusted for the Stock Dividend) in the ESOP had been allocated, but not distributed, to participating employees, including 36,544 shares (as adjusted for the Stock Dividend) allocated to executive officers as described in the footnotes to the Security Ownership of Management table as of the Record Date. As of the Record Date, 4,953 shares of Common Stock in the ESOP had been distributed.
(4) Includes unallocated as well as allocated but unvested ESOP shares. While allocated but unvested shares are voted by participants, they are subject to forfeiture until fully vested.
(5) Based upon information reported by Warburg, Pincus Counsellors, Inc. on
    Schedule 13 G filed in January 1997.
(6) Based upon information reported by Wellington Management Company, LLP on
    Schedule 13 G filed in January 1997.

                           RELATED PARTY TRANSACTIONS

     Section 11 of the Home Owners' Loan Act requires that all loans or extensions of credit by the Association to executive officers and directors of the Association, of the Company and of the Company's other subsidiaries (collectively, "Insiders") or to companies which an Insider controls ("Related Interests"), must be made on substantially the same terms (including interest rates and collateral) as, and must follow credit underwriting procedures not less stringent than, those prevailing at the time for comparable transactions with the general public, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to an Insider or Related Interest in excess of the lesser of (a) $500,000, or (b) the greater of $25,000 or 5% of the Association's capital and surplus, must be approved in advance by a majority of the entire Board of Directors of the Association, with interested directors abstaining from participating directly or indirectly in the voting. The aggregate loans by the Association to an Insider and his or her Related Interests generally may not exceed 15% of the Association's capital, and the aggregate of all loans by the Association to all of its Insiders and their Related Interests generally may not exceed 100% of the Association's capital.

     It is the policy of the Association to offer loans to executive officers and directors on their principal residence and to offer to extend a line of credit for overdraft protection on a checking account held at the Association. The Association's policy provides that all loans to its executive officers and directors shall be made in the ordinary course of business, shall be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with all other employees and shall not involve more than the normal risk of collectibility or present other unfavorable features. During fiscal 1997, executive officer Karen A. Tannheimer had a loan from the Association. The largest amount of Ms. Tannheimer's indebtedness to the Association during fiscal year 1997 was $203,282 and as of June 30, 1997 her loan from the Association had an outstanding balance of $200,473. The loan was made by the Association in conformance with the Association policy on loans to executive officers, directors, and employees.

     In connection with the Conversion of the Association and the commencement of operations of the Company, the Association and the Company entered into two-year change in control agreements with executive officers Karen A. Tannheimer and Robert C. Teeling. The terms of such agreements are the same as those of the change in control agreements entered into by the Association and the Company with Messrs. Wilson and Rams and Ms. Hennigan described above under "COMPENSATION AND OTHER INFORMATION--Employment Agreements and Change in Control Arrangements."

     As part of the Conversion, an ESOP was established by the Association. The ESOP borrowed $3,105,000 from the Company to purchase 414,000 shares of Common Stock of the Company. As of the Record Date, 349,313 shares of Common Stock (as adjusted for the Stock Dividend) held by the ESOP were unallocated to individual participant accounts. Such shares constituted 7.5% of the outstanding Common Stock as of the Record Date. The ESOP loan will be repaid principally from the Association's discretionary contributions to the ESOP over a 10-year period. At June 30, 1997, the outstanding balance of the loan was $1,940,625.

     Mr. Miller is a partner of the law firm of Bewley, Lassleben & Miller. The Company retained such law firm during fiscal 1997 and has continued to retain the firm in fiscal 1998. The amount of fees paid to the firm in fiscal 1997 did not exceed five percent of the law firm's gross revenues for the firm's last full fiscal year.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders of the Company will be asked to vote on the election of three directors. The three nominees receiving the highest number of votes at the Annual Meeting will be elected directors of the Company. To fill these board positions, the enclosed proxy, unless indicated to the contrary, will be voted FOR the nominees listed below and on the enclosed proxy card. All directors elected at the Annual Meeting will be elected to three-year terms and will serve until the annual meeting of stockholders to be held in the year 2000 and until their successors have been duly elected and qualified.

     Set forth below are the names of persons nominated by the Company's Board of Directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR Messrs. Harvey, Miller and Thomas. For a description of Mr. Harvey's, Mr. Miller's and Mr. Thomas' principal occupation and business experience during the last five years and present directorships, please see "DIRECTORS AND EXECUTIVE OFFICERS--Directors," above.

                                                                                                             TERM AS
                                                                         FIRST BECAME      FIRST BECAME      COMPANY
                                                                          DIRECTOR OF       DIRECTOR OF      DIRECTOR
      NAME                         CURRENT OCCUPATION                     ASSOCIATION         COMPANY         EXPIRES
      ----                         ------------------                     -----------         -------         -------
NOMINEES FOR ELECTION

Wayne L. Harvey             C.P.A., Managing Partner, Harvey &                1981              1993              2000
                             Parmelee
Edward L. Miller            Partner, law firm of Bewley, Lassleben            1985              1993              2000
                             & Miller
J.L. Thomas                 Chairman of the Board of the Company              1975              1993              2000
                             and of the Association

CONTINUING DIRECTORS

Frederic R. McGill          President and Chief Executive Officer             1995              1995              1998
                             of the Company and of the Association
David T. Cannon             D.T. Cannon Associates, a marketing and           1984              1993              1999
                             management consulting firm; retired
                             Western Regional Director for
                             Industrial Relations of Eastman Kodak
                             Company
Alfred J. Gobar             President and Chairman, AJGA, Inc.                1992              1993              1998
David K. Leichtfuss         President, Broadview Mortgage                     1991              1993              1999

     The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED
                                                     ---
ABOVE.

                     APPROVAL OF 1997 STOCK INCENTIVE PLAN

GENERAL

     On July 24, 1997, the Board of Directors authorized the adoption, subject to shareholder approval, of the Quaker City Bancorp, Inc. 1997 Stock Incentive Plan (the "1997 Stock Incentive Plan"). A total of 236,000 shares of Common Stock would be reserved for issuance under the 1997 Stock Incentive Plan. No shares of the Company's Common Stock have been issued pursuant to the 1997 Stock Incentive Plan, but certain grants of options have been made thereunder, which grants are subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting. See "--1997 Stock Incentive Plan Benefits Table," below. There are approximately 160 employees currently eligible to participate in the 1997 Stock Incentive Plan, in the discretion of the Board of Directors.

SUMMARY OF THE 1997 STOCK INCENTIVE PLAN

     The following summary is qualified in its entirety by reference to the 1997 Stock Incentive Plan, the text of which is reproduced herein as Appendix A.

     Purpose and Eligibility. The 1997 Stock Incentive Plan is intended to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. The persons eligible to receive an Award under the 1997 Stock Incentive Plan include directors, officers, employees, consultants, and advisors of the Company and its affiliated entities.

     Administration, Amendment and Termination. The administering body for the 1997 Stock Incentive Plan is the Company's Compensation Committee. As long as the Company has a class of equity securities registered under Section l2 of the Exchange Act, the Compensation Committee will be composed solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act.
The Compensation Committee will have the power to construe the 1997 Stock Incentive Plan and the rights of recipients of Awards granted thereunder. The Compensation Committee will also have the power to (i) discontinue, suspend or amend the 1997 Stock Incentive Plan in any manner (subject to certain limited exceptions, including increases in the number of shares available that may be the subject of Awards under the 1997 Stock Incentive Plan and stockholder approval of other amendments that would materially increase the benefits accruing to participants) and (ii) modify, extend, renew or exchange outstanding Awards. The 1997 Stock Incentive Plan, as amended from time to time shall, in the discretion of the Compensation Committee, apply to and govern Awards granted under the 1997 Stock Incentive Plan prior to the date of such amendment, provided that the consent of an Award holder is required if such amendment would alter, terminate, impair or adversely affect an Award. Awards may be granted under the 1997 Stock Incentive Plan until the fifth anniversary of the adoption of the 1997 Stock Incentive Plan by the Company's Board of Directors.

     Securities Subject to the 1997 Stock Incentive Plan. The 1997 Stock Incentive Plan provides for the grant ("Award") of stock options (including incentive stock options or nonqualified stock options), restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and other stock-based benefits. Stock options granted under the 1997 Stock Incentive Plan may be incentive stock options ("ISOs") intended to qualify under the provisions of Section 422 of the Internal Revenue Code ("Code") or nonqualified stock options that do not so qualify. The shares available under the 1997 Stock Incentive Plan may either be authorized and unissued shares or shares reacquired by the Company through open market purchases or otherwise. If any Award granted under the 1997 Stock Incentive Plan expires, terminates or is forfeited before the exercise thereof or the payment in full thereof, the shares covered by the unexercised or unpaid portion will become available for new grants under the 1997 Stock Incentive Plan.

     If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock) or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to the 1997 Stock Incentive Plan, (2) the number and kind of shares or other securities subject to then outstanding Awards, and/or
(3) the price for each share or other unit of any other securities subject to then outstanding Awards. Any adjustments under the 1997 Stock Incentive Plan will be made by the Compensation Committee, whose determination as to any adjustment will be final, binding and conclusive.

     As of the effective time and date of any change in control of the Company (as defined in the 1997 Stock Incentive Plan), the 1997 Stock Incentive Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the 1997 Stock Incentive Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 1997 Stock Incentive Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (a) accelerating the vesting of outstanding Awards and/or (b) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of the 1997 Stock Incentive Plan, the 1997 Stock Incentive Plan and the Awards shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (i) or (ii) above, then any recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

     Terms and Conditions of Awards Under the 1997 Stock Incentive Plan. The Compensation Committee will select the recipients of Awards granted under the 1997 Stock Incentive Plan and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the Awards.

          Award Pricing. The pricing of Awards, including the exercise price for stock options granted under the 1997 Stock Incentive Plan, shall be determined by the Compensation Committee as of the date the Award is granted; provided, however, that the exercise price for a stock option may be no less than the fair market value of the underlying shares as of such date. The Compensation Committee may, with the consent of the recipient and subject to compliance with statutory or administrative requirements applicable to incentive stock options, amend the terms of any stock option to provide that the exercise price of the shares remaining subject to the option shall be reestablished at a price not less than 100% of the fair market value of the underlying shares on the effective date of the amendment.

          Award Vesting. Awards granted under the 1997 Stock Incentive Plan vest and become exercisable as determined by the Compensation Committee in its discretion. Awards granted under the 1997 Stock Incentive Plan may be exercised at any time after they vest and before the expiration date determined by the Compensation

Committee, provided that no Award may be exercised more than ten years after its grant (five years after grant in the case of any Award intended to qualify as incentive stock options under the Code and granted to certain holders of significant amounts of the Company's outstanding Common Stock). Furthermore, in the absence of a specific agreement to the contrary, options will generally expire and become unexercisable immediately upon termination of the recipient's employment with the Company for cause, 30 days in the case of termination without cause, or six months after the termination of the recipient's employment with the Company by reason of death, permanent disability or normal retirement. The Committee may accelerate the vesting of any options and may also extend the period following termination of employment with the Company during which options may vest and/or be exercised (subject to a maximum ten-year term from date of grant).

          Award Payments. The exercise price for Awards may be paid in cash or in any other consideration the Committee deems acceptable, including securities of the Company surrendered by the Award holder or withheld from the shares otherwise deliverable upon exercise. The Company may extend or arrange for the extension of credit to any Award holder to finance the Award holder's purchase of shares upon exercise of the holder's Award on terms approved by the Compensation Committee, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Company upon exercise of Awards granted under the 1997 Stock Incentive Plan will be used for general working capital purposes.

     Limited Transferability of Awards. Awards are generally not transferable by the recipient during the life of the recipient.

     Awards Documentation. Awards granted under the 1997 Stock Incentive Plan will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the Award. The adoption of the 1997 Stock Incentive Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the 1997 Stock Incentive Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

     Rights With Respect to Common Stock. No recipient of an Award under the 1997 Stock Incentive Plan and no beneficiary or other person claiming under or through such individual will have any right, title or interest in or to any shares of Common Stock subject to any Award or any rights as a stockholder unless and until such Award is duly exercised pursuant to the terms of the 1997 Stock Incentive Plan and the exercise of such Award results in the issuance of shares of Common Stock to the recipient.

     1997 Stock Incentive Plan Provisions Regarding Section 162(m) the Internal Revenue Code. In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an Award under the 1997 Stock Incentive Plan. To prevent compensation relating to an Award under the 1997 Stock Incentive Plan from being subject to the $1,000,000 limit of Code Section 162(m), the 1997 Stock Incentive Plan provides that no one eligible person shall be granted any Awards with respect to more than 100,000 shares of Common Stock in any one calendar year if such grant would otherwise be subject to Code Section 162(m). Furthermore, if Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an Award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Compensation Committee can condition the grant, vesting, or exercisability of such an Award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria: (a) cash flow,
(b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

FEDERAL INCOME TAX TREATMENT

     The following brief summary of the federal income tax treatment that will apply generally to an Award made under the 1997 Stock Incentive Plan is based on federal income tax laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. The exact federal income tax treatment of an Award will depend on the specific nature of the Award. Such an Award may, depending on the conditions applicable to the Award, be taxable as an option, as restricted or unrestricted stock, as a stock or cash payment, or otherwise. Furthermore, the discussion below does not address the tax treatment under state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The following information is included in this Proxy Statement for the information of stockholders of the Company considering whether to approve the 1997 Stock Incentive Plan and not as tax guidance to participants in the 1997 Stock Incentive Plan. A recipient of an Award should not rely on this brief summary of the general federal income tax rules for individual tax advice, as each recipient's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each recipient is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     Incentive Stock Options. Pursuant to the 1997 Stock Incentive Plan, employees may be granted options which are intended to qualify as ISOs under the provisions of Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO ("ISO Shares") at any time within (i) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISO or (ii) two years after the date of grant of such ISO, then (a) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (b) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such ISO, (c) the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such ISO over the sales price of the ISO Shares, and (d) the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held the ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO and (ii) two years after the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISO, and the Company will not be entitled to any deduction.

     The amount by which the fair market value of the ISO Shares received upon exercise of an ISO exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI) in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

     Nonqualified Options. The grant of an option or other similar right to acquire stock which does not qualify for treatment as an ISO (a "Nonqualified Option") is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "--Special Rules for Incentive Awards Granted to Insiders," below.

     Special Rules for Incentive Awards Granted to Insiders. If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act (an "Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value (or sales price in the case of a disposition) of the shares of Common Stock upon) the earlier of the following two dates (the "16(b) Date"):
(i) six months after the date of grant or (ii) a disposition of the shares of Common Stock, unless the Insider makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the Common Stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the 1997 Stock Incentive Plan.

     Restricted Stock. An Award under the 1997 Stock Incentive Plan may also include the grant of Common Stock that imposes certain restrictions on the recipient's rights to the stock ("Restricted Stock"). Unless the recipient makes an 83(b) Election as discussed above within 30 days after the receipt of the Restricted Stock, the recipient generally will not be taxed on the receipt of Restricted Stock until the restrictions on such stock expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the stock at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the receipt of Restricted Stock, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the stock on the date of receipt (determined without regard to vesting restrictions) over the purchase price. In the case of an Insider (as defined above), the timing of income recognition (including the date used to compute the fair market value of stock) with respect to Restricted Stock may be deferred until the 16(b) Date, as described in "--Special Rules for Incentive Awards Granted to Insiders" above, unless the Insider makes a valid 83(b) Election.

     Stock Appreciation Rights and Phantom Stock. Recipients of stock appreciation rights ("SARs") and phantom stock awards ("Phantom Stock") generally do not recognize income upon the grant of such rights. When a recipient elects to receive payment of an SAR or Phantom Stock, the recipient recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the Company is entitled to a deduction equal to such amount.

     Stock Bonuses, Dividends, and Dividend Equivalents. The issuance of shares of Common Stock to eligible persons as bonuses for services rendered ("Stock Bonuses"), and the payment of dividends and dividend equivalent payments are taxable as ordinary income when actually or constructively received by the recipient. As to a Stock Bonus, the amount taxable as ordinary income is the aggregate fair market value of the Common Stock determined as of the date received. The Company is entitled to deduct the amount of a Stock Bonus, dividends, and dividend equivalent payments when such amounts are received by and taxable as compensation to the recipient.

     Miscellaneous Tax Issues. An Award may be granted under the 1997 Stock Incentive Plan which does not fall clearly into the categories described above. The federal income tax treatment of such an Award will depend upon the specific terms of such Award. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with an Award made under the 1997 Stock Incentive Plan.

     With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes interest paid on indebtedness incurred to purchase shares of Common Stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject. to the same limitations.

     A holder's tax basis in Common Stock acquired pursuant to the 1997 Stock Incentive Plan generally will equal the amount paid for the Common Stock plus any amount recognized as ordinary income with respect to such stock. Other than ordinary income recognized with respect to the Common Stock and included in basis, any subsequent gain or loss upon the disposition of such stock generally will be capital gain or loss (long-term, mid-term or short-term, depending on the holder's holding period).

     Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the 1997 Stock Incentive Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

     The term of the agreements pursuant to which specific Awards are made to employees under the 1997 Stock Incentive Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. A recipient of an Award should consult his or her tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

     The Company generally obtains a deduction equal to the ordinary income recognized by the recipient of an Award. The Company's deduction for such amounts (including amounts attributable to the ordinary income recognized with respect to ISOs, Nonqualified Options, or Restricted Stock), however, may be limited under Section 162(m) of the Code to $1,000,000 (per person) annually.

PARTICIPATION IN THE 1997 STOCK INCENTIVE PLAN BY EXECUTIVE OFFICERS AND OTHER EMPLOYEES

     Participation in the 1997 Stock Incentive Plan is at the discretion of the Compensation Committee. Accordingly, future participation by directors, officers and other employees under the 1997 Stock Incentive Plan is not determinable.

1997 STOCK INCENTIVE PLAN BENEFITS TABLE

     The following table provides certain information with respect to the Awards made to date under the 1997 Stock Incentive Plan, specifying the number of shares of Common Stock underlying the Awards granted to the Named Executive Officers, all current executive officers as a group, all current Outside Directors as a group and all employees including all current officers who are not executive officers as a group. In July 1997, certain grants of Nonqualified Options were made to senior executive officers and Outside Directors under the 1997 Stock Incentive Plan, which grants were made subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting. The Nonqualified Options granted have ten-year terms, expiring on July 24, 2007.
The "Dollar Value" in the following table for the Nonqualified Options granted represents the positive spread between the exercise price of the options and the price of the Common Stock on the Record Date. The maximum benefit received by the optionees cannot be determined at this time because the future performance of the Company's stock is unknown. Awards granted in the future by the Compensation Committee under the 1997 Stock Incentive Plan could be on materially different terms than the Nonqualified Options granted to date. The Compensation

Committee does not, however, contemplate granting additional Awards under the 1997 Stock Incentive Plan to the current group of executive officers or to Outside Directors until at least 1998.


      NAME AND POSITION(1)                           DOLLAR($) VALUE(2)(3)          NUMBER OF UNITS
      --------------------                           ---------------------          ---------------
J.L. Thomas                                                 $  5,000                       5,000
 Chairman of the Board
Frederic R. (Rick) McGill                                     50,000                      50,000
 Director, President and Chief Executive Officer
Kathryn M. Hennigan                                           10,000                      10,000
 Corporate Secretary and Senior Vice President,
 Administrative Services
Harold L. Rams                                                10,000                      10,000
 Senior Vice President, Lending of the Association
Dwight L. Wilson                                              10,000                      10,000
 Senior Vice President, Treasurer and Chief Financial
 Officer
Executive officers as a group (7 persons)                    105,000                     105,000
 Outside Directors as a group (6 persons)                     30,000                      30,000
Non-executive officers and employees as a group                   --                          --

___________________
(1) Unless otherwise indicated, the indicated position is with the Company and the Association.
(2) Based upon $21.50, the closing sale price of the Common Stock, as reported on the Nasdaq National Market on September 18, 1997, the Record Date.
(3) The exercise price of the stock options initially granted under the 1997 Stock Incentive Plan, which grants are subject to stockholder approval of the 1997 Stock Incentive Plan at the Annual Meeting, is $20.50.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of shares of the Common Stock represented and voting, in person or by proxy, at the Annual Meeting is required to approve the 1997 Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL
                                                                  ---
OF THE QUAKER CITY BANCORP, INC. 1997 STOCK INCENTIVE PLAN.

         THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG has been the independent certified public accounting firm for the Association since 1969 and for the Company since commencement of its business operations following the Conversion of the Association from mutual to stock form on December 30, 1993, and have been selected by the Company to continue to serve as the accountants for the Company for fiscal 1998. Representatives of KPMG will attend the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials relating to the Company's 1998 annual meeting of stockholders must give notice of such proposal in writing to the Corporate Secretary of the Company at its principal executive offices and such notice must be received on or before May 31, 1998. The notice must comply with Section 6 of Article I of the Company's Bylaws (a copy of which is available upon request to the Corporate Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reason for conducting such business at the annual meeting, the name and address, as they appear on the Company's books, of the stockholder making such proposal, the number of shares of Common Stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal. The Board of Directors will review proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in its 1998 proxy solicitation materials. An eligible stockholder is one who upon submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to vote at the 1998 annual meeting of stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

                                 OTHER MATTERS

     At the time of preparation of this Proxy Statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act ("Section 16") and the rules promulgated thereunder (the "Rules") and requirements of the National Association of Securities Dealers, Inc. (the "NASD"), officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock of the Company are required to file with the SEC and the NASD and furnish to the Company reports of ownership and change in ownership with respect to all equity securities of the Company.

     Based solely on its review of the copies of such reports received by it during or with respect to the fiscal year ended June 30, 1997 and/or written representations from such reporting persons, the Company believes that all reports required to be filed by such reporting persons during or with respect to the fiscal year ended June 30, 1997 were timely filed. However, during the fiscal year ended June 30, 1997, it came to the attention of the Company that the obligation pursuant to Section 16 and the Rules to report the initial grants on December 30, 1993 of options under the 1993 Directors' Option Plan and under the 1993 Incentive Option Plan granted in connection with the Conversion was inadvertently overlooked by all Section 16 reporting persons of the Company granted options, specifically, J.L. Thomas, Frederic R. (Rick) McGill, David T. Cannon, D. W. Ferguson, Alfred J. Gobar, Wayne L. Harvey, David K. Leichtfuss, Edward L. Miller, Kathryn M. Hennigan, Harold L. Rams, Karen A. Tannheimer, Robert C. Teeling and Dwight L. Wilson. The 1993 Directors' Option Plan and the 1993 Incentive

Option Plan were submitted to and approved by the Company's stockholders in March 1994 and have qualified and continue to qualify under Section 16b-3 of the Rules. The options granted to the reporting persons under the 1993 Directors' Option Plan and the 1993 Incentive Option Plan have been reflected in each annual meeting proxy statement of the Company since the grant of the options. In addition, any exercise of such options has been reported by the reporting persons on a timely basis pursuant to Section 16 and the Rules.

                           ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997, including audited financial statements, is being mailed to stockholders along with these proxy materials. This year's Annual Report to Stockholders includes the Annual Report on Form 10-K as filed with the SEC. Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company's reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Kathryn Hennigan, Corporate Secretary, Quaker City Bancorp., Inc., 7021 Greenleaf Avenue, Whittier, California 90602.


                              By order of the Board of Directors

                              /s/ Kathryn M. Hennigan

                              KATHRYN M. HENNIGAN
                              Corporate Secretary

Whittier, California
September 29, 1997


     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote your shares. Accordingly, please contact the person responsible for your account and give instructions for your shares to be voted.

     If you have any questions, or have any difficulty voting your shares, please contact Morrow & Co. by calling 1-800-856-8309.

                                   APPENDIX A
                                   ----------

                           QUAKER CITY BANCORP, INC.

                           1997 STOCK INCENTIVE PLAN

                                 July 24, 1997

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I     PURPOSE OF PLAN.................................................  A-1

ARTICLE II    EFFECTIVE DATE AND TERM OF PLAN.................................  A-1

     2.1      Term of Plan....................................................  A-1
     2.2      Effect on Awards................................................  A-1
     2.3      Stockholder Approval............................................  A-1

ARTICLE III   SHARES SUBJECT TO PLAN..........................................  A-1

     3.1      Number of Shares................................................  A-1
     3.2      Source of Shares................................................  A-1
     3.3      Availability of Unused Shares...................................  A-1
     3.4      Adjustment Provisions...........................................  A-1
     3.5      Reservation of Shares...........................................  A-2

ARTICLE IV    ADMINISTRATION OF PLAN..........................................  A-2

     4.1      Administering Body..............................................  A-2
     4.2      Authority of Administering Body.................................  A-3
     4.3      No Liability....................................................  A-3
     4.4      Amendments......................................................  A-3
     4.5      Other Compensation Plans........................................  A-4
     4.6      Plan Binding on Successors......................................  A-4
     4.7      References to Successor Statutes, Regulations and Rules.........  A-4
     4.8      Issuances for Compensation Purposes Only........................  A-4
     4.9      Invalid Provisions..............................................  A-4
     4.10     Governing Law...................................................  A-5

ARTICLE V     GENERAL AWARD PROVISIONS........................................  A-5

     5.1      Participation in the Plan.......................................  A-5
     5.2      Award Documents.................................................  A-5
     5.3      Exercise of Stock Options.......................................  A-5
     5.4      Payment For Awards..............................................  A-6
     5.5      No Employment Rights............................................  A-6
     5.6      Restrictions Under Applicable Laws and Regulations..............  A-6
     5.7      Additional Conditions...........................................  A-7
     5.8      No Privileges of Stock Ownership................................  A-7
     5.9      Nonassignability................................................  A-8
     5.10     Information to Recipients.......................................  A-8
     5.11     Withholding Taxes...............................................  A-8
     5.12     Legends on Awards and Stock Certificates........................  A-8
     5.13     Effect of Termination of Employment on Incentive Awards.........  A-8

              (a)  Termination for Just Cause.................................  A-8
              (b)  Termination Other than for Just Cause......................  A-9
              (c)  Alteration of Vesting and Exercise Periods.................  A-9
              (d)  Leave of Absence...........................................  A-9

     5.14     Limits on Awards to Certain Eligible Persons....................  A-9

ARTICLE VI    INCENTIVE AWARDS................................................  A-10

     6.1      Stock Options...................................................  A-10
              (a)  Nature of Stock Options....................................  A-10
              (b)  Option Exercise Price......................................  A-10
              (c)  Option Period and Vesting..................................  A-10
              (d)  Special Provisions Regarding Incentive Stock Options.......  A-10

     6.2      Stock Appreciation Rights.......................................  A-10
              (a)  Granting of Stock Appreciation Rights......................  A-10
              (b)  Stock Appreciation Rights Related to Options...............  A-10
              (c)  Stock Appreciation Rights Unrelated to Options.............  A-10
              (d)  Limits.....................................................  A-10
              (e)  Payments...................................................  A-10
              (f)  Rule 16b-3.................................................  A-10

     6.3      Stock Payments..................................................  A-10
     6.4      Dividend Equivalents............................................  A-12
     6.5      Stock Bonuses...................................................  A-12
     6.6      Stock Sales.....................................................  A-12
     6.7      Phantom Stock...................................................  A-12
     6.8      Other Stock-Based Benefits......................................  A-12

ARTICLE VII   REORGANIZATIONS.................................................  A-12

     7.1      Corporate Transactions Not Involving a Change in Control........  A-12
     7.2      Corporate Transactions Involving a Change in Control............  A-13

ARTICLE VIII  DEFINITIONS.....................................................  A-13

                           QUAKER CITY BANCORP, INC.
                           1997 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

     The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article
                                                                         -------
VIII.
----

                                   ARTICLE II

                        EFFECTIVE DATE AND TERM OF PLAN

     2.1  TERM OF PLAN.  This Plan became effective as of the Effective Date
          ------------
and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

     2.2  EFFECT ON AWARDS.  Awards may be granted during the Plan Term, but
          ----------------
no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated, or expired in accordance with its terms and the terms of this Plan.

     2.3  STOCKHOLDER APPROVAL.  This Plan shall be approved by the Company's
          --------------------
stockholders within 12 months after the Effective Date. The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

                                  ARTICLE III
                             SHARES SUBJECT TO PLAN

     3.1  NUMBER OF SHARES.  The maximum number of shares of Common Stock that
          ----------------
may be issued pursuant to Awards granted under this Plan shall be 236,000, subject to adjustment as set forth in Section 3.4.
                                      -----------

     3.2  SOURCE OF SHARES.  The Common Stock to be issued under this Plan
          ----------------
will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

     3.3  AVAILABILITY OF UNUSED SHARES.  Shares of Common Stock subject to
          -----------------------------
unexercised portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

     3.4  ADJUSTMENT PROVISIONS.
          ---------------------

     (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares subject to this Plan as provided in Section 3.1, (2) the number and kind
                                           -----------
of shares or other securities subject to then outstanding Awards, and/or (3) the price for each share or other unit of any other securities subject to then outstanding Awards.

     (b) No fractional interests will be issued under this Plan resulting from any adjustments.

     (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

     (d) The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

     3.5  RESERVATION OF SHARES.  The Company will at all times reserve and
          ---------------------
keep available such number of shares of Common Stock as shall equal at least the number of shares of Common Stock subject to then outstanding Awards issuable in shares of Common Stock under this Plan.

                                   ARTICLE IV
                             ADMINISTRATION OF PLAN

     4.1  ADMINISTERING BODY.
          ------------------

     (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be
                                      ------------------
administered by the Board or by the Compensation Committee of the Board appointed pursuant to Section 4.1(b).
                      --------------

     (b) (i) The Board in its sole discretion may from time to time appoint a Compensation Committee of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two) the number of members of the Compensation Committee, remove from membership on the Compensation Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Compensation Committee, whether caused by removal, resignation or otherwise. The Board may disband the Compensation Committee at any time and revest in the Board the administration of this Plan.

          (ii) Notwithstanding the foregoing provisions of this Section 4.1(b)
                                                                --------------
to the contrary, as long as the Company is an Exchange Act Registered Company,
(1) the Board shall appoint the Compensation Committee, (2) this Plan shall be administered by the Compensation Committee, and (3) each member of the Compensation Committee shall be a Nonemployee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Compensation Committee shall, in addition to being a Nonemployee Director, be an Outside Director.

          (iii) The Compensation Committee shall report to the Board the names of Eligible Persons granted Awards, the number of shares of Common Stock covered by each Award, and the terms and conditions of each such Award.

     4.2  AUTHORITY OF ADMINISTERING BODY.
          -------------------------------

     (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such Award Documents and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Awards shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

     (b) Subject to the express provisions of this Plan, the Administering Body may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, and such other terms and conditions applicable to each individual Incentive Award as the Administering Body shall determine. The Administering Body may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Incentive Awards. The Administering Body may grant Incentive Awards singly, in combination or in tandem with other Incentive Awards, as it determines in its discretion. The purchase price, exercise price, initial value and any and all other terms and conditions of the Incentive Awards may be established by the Administering Body without regard to existing Incentive Awards or other grants.

     (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Compensation Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

     4.3   NO LIABILITY.  No member of the Board or the Compensation Committee
           ------------
or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

     4.4   AMENDMENTS.
           ----------

     (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient to whom such Award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under
Section 3.4), materially modify the requirements as to eligibility for
-----------
participation in this Plan, extend the final date upon which Awards may be granted under this Plan, or otherwise materially increase the benefits accruing to Recipients in a manner not specifically contemplated herein, or affect this Plan's compliance with Rule 16b-3 or applicable provisions of or regulations under the IRC, and stockholder approval of the amendment or revision is required to comply with Rule 16b-3 or applicable provisions of or rules under the IRC.

     (b) The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of the Recipient, at any time and from time to time after the grant of any Incentive Award accelerate or extend the vesting or exercise period of any Incentive Award as a whole or in part, and adjust or reduce the purchase or exercise price of Incentive Awards held by such Recipient by cancellation of such Incentive Awards and granting of Incentive Awards at lower purchase or exercise prices or by modification, extension or renewal of such Incentive Awards. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period may result in the loss of the favorable tax treatment afforded incentive stock options under Section 422 of the IRC.

     (c) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

     4.5   OTHER COMPENSATION PLANS.  The adoption of this Plan shall not affect
           ------------------------
any other stock option, restricted stock, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

     4.6   PLAN BINDING ON SUCCESSORS.  This Plan shall be binding upon the
           --------------------------
successors and assigns of the Company.

     4.7   REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES.  Any
           -------------------------------------------------------
reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

     4.8  ISSUANCES FOR COMPENSATION PURPOSES ONLY.  This Plan constitutes an
          ----------------------------------------
"employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

     4.9  INVALID PROVISIONS.  In the event that any provision of this Plan is
          ------------------
found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.10 GOVERNING LAW.  This Agreement shall be governed by and interpreted
          -------------
in accordance with the internal laws of the State of California, without giving effect to the principles of the conflicts of laws thereof.

                                   ARTICLE V

                            GENERAL AWARD PROVISIONS

     5.1   PARTICIPATION IN THE PLAN.
           -------------------------

     (a) A person shall be eligible to receive grants of Incentive Awards under this Plan if, at the time of the grant of the Incentive Award, such person is an Eligible Person.

     (b) Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

     (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2   AWARD DOCUMENTS.
           ---------------

     (a) Each Award granted under this Plan shall be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Compensation Committee's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Compensation Committee may in its discretion determine. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Compensation Committee.

     (b) In case of any conflict between this Plan and any Award Document, this Plan shall control.

     5.3   EXERCISE OF STOCK OPTIONS.  No Stock Option shall be exercisable
           -------------------------
except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Documents) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Stock Option. A Stock Option shall be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11.
                -----------                                ------------
Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.12 or other
                                                       ------------
applicable section of or regulation under the IRC.

     5.4   PAYMENT FOR AWARDS.
           ------------------

     (a) The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

     (b) The Company may assist any person to whom an Award is granted hereunder (including without limitation any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

     (c) In the discretion of the Administering Body, Awards may be exercised by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity incentive awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section
                                                                       -------
5.11.
----

     5.5   NO EMPLOYMENT RIGHTS.  Nothing contained in this Plan (or in Award
           --------------------
Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body's determination thereof shall be final and binding.

     5.6   RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.
           --------------------------------------------------

     (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying shares have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying shares of Common Stock covered by any Award unless the Awards and underlying shares may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying shares for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such shares. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.7  ADDITIONAL CONDITIONS.   Any Incentive Award may also be subject to
          ---------------------
such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body determines appropriate including without limitation provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

     5.8  NO PRIVILEGES OF STOCK OWNERSHIP.  Except as otherwise set forth
          --------------------------------
herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.9  NONASSIGNABILITY.  No Award granted under this Plan shall be
          ----------------
assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon
                                                            -----------
dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

     5.10  INFORMATION TO RECIPIENTS.
           -------------------------

     (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

     (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this
Section 5.10(b) (which acknowledgment shall not be a condition to Recipient's
---------------
obligations under this Section 5.10(b)).
                       ---------------

     5.11  WITHHOLDING TAXES.  Whenever the granting, vesting or exercise of
           -----------------
any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award.

     5.12  LEGENDS ON AWARDS AND STOCK CERTIFICATES.  Each Award Document and
           ----------------------------------------
each certificate representing shares acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

     5.13  EFFECT OF TERMINATION OF EMPLOYMENT ON INCENTIVE AWARDS.
           -------------------------------------------------------

     (a)  TERMINATION FOR JUST CAUSE.  Subject to Section 5.13(c), and except
          --------------------------              ---------------
as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

     (b)  TERMINATION OTHER THAN FOR JUST CAUSE.   Subject to Section 5.13(c),
          -------------------------------------               ---------------
and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of employment, in the event of a Recipient's termination of employment for:

          (i) any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, the Recipient's Stock Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) 30 days after the date of employment termination.

          (ii) death, Permanent Disability or normal retirement, the Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed and (B) six months after the date of employment termination.

     (c)  ALTERATION OF VESTING AND EXERCISE PERIODS.  Notwithstanding
          ------------------------------------------
anything to the contrary in Section 5.13(a) or Section 5.13(b), the
                            ---------------    ---------------
Administering Body may in its discretion designate shorter or longer periods to exercise Stock Options following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Stock Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Stock Options shall be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and provided, further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Stock Options that had not become exercisable on or prior to the date of such termination.

     (d)   LEAVE OF ABSENCE.  In the case of any employee on an approved leave
           ----------------
of absence, the Administering Body may make such provision respecting continuance of a Stock Option as the Administering Body in its discretion deems appropriate, except that in no event shall a Stock Option be exercisable after the date such Stock Options would expire in accordance with its terms had the Recipient remained continuously employed.

     5.14  LIMITS ON AWARDS TO ELIGIBLE PERSONS.  Notwithstanding any other
           ------------------------------------
provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any Awards with respect to more than 100,000 shares of Common Stock (including the number of shares involved in Awards having a value derived from the value of Common Stock) in any one calendar year. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section
              ------------                                               -------
3.4 or under Article VII, but only to the extent such adjustment would not
---          -----------
affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

                                   ARTICLE VI
                                INCENTIVE AWARDS

     6.1   STOCK OPTIONS.
           -------------

     (a)   NATURE OF STOCK OPTIONS.  Stock Options may be Incentive Stock
           -----------------------
Options or Nonqualified Stock Options.

     (b)   OPTION EXERCISE PRICE.  The exercise price for each Stock Option
           ---------------------
shall date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Option. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

     (c)   OPTION PERIOD AND VESTING.  Stock Options granted hereunder shall
           -------------------------
vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than l0 years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

     (d)   SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.
           ----------------------------------------------------

          (i) Notwithstanding anything in this Section 6.1 to the contrary, the
                                               -----------
exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

          (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Options granted to any Recipient under this Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

          (iii) Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options.

     6.2   STOCK APPRECIATION RIGHTS.
           -------------------------

     (a)   GRANTING OF STOCK APPRECIATION RIGHTS.  The Administering Body may at
           -------------------------------------
any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

     (b)   STOCK APPRECIATION RIGHTS RELATED TO OPTIONS.
           --------------------------------------------

          (i) A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section
                                                                       -------
6.2(b)(iii).  Such Stock Option will, to the extent surrendered, then cease to
-----------
be exercisable.

          (ii) A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable.

          (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

     (c)   STOCK APPRECIATION RIGHTS UNRELATED TO OPTIONS.  The Administering
           ----------------------------------------------
Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.2(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option exercise price specified in the related Stock Option the initial base amount specified in the Incentive Award shall be used.

     (d)   LIMITS.  Notwithstanding the foregoing, the Administering Body, in
           ------
its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

     (e)   PAYMENTS.  Payment of the amount determined under the foregoing
           --------
provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Administering Body, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     (f)   RULE 16B-3.  The Administering Body may, at the time a Stock
           ----------
Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 (or any other comparable provisions in effect at the time or times in question).

     6.3   STOCK PAYMENTS.  The Administering Body may approve Stock Payments
           --------------
of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

     6.4   DIVIDEND EQUIVALENTS.  The Administering Body may grant Dividend
           --------------------
Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the Applicable Dividend Period. Dividend Equivalents may be paid in cash, Common Stock or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine.

     6.5   STOCK BONUSES.  The Administering Body may issue shares of Common
           -------------
Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

     6.6   STOCK SALES.  The Administering Body may sell to Eligible Persons
           -----------
shares of Common Stock on such terms and conditions as the Administering Body may determine.

     6.7   PHANTOM STOCK.  The Administering Body is authorized to grant Awards
           -------------
of Phantom Stock. Phantom Stock is a cash bonus granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

     6.8   OTHER STOCK-BASED BENEFITS.  The Administering Body is authorized to
           --------------------------
grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (i) by their terms might involve the issuance or sale of Common Stock or (ii) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock.

                                  ARTICLE VII
                                REORGANIZATIONS

     7.1   CORPORATE TRANSACTIONS NOT INVOLVING A CHANGE IN CONTROL.  If the
           --------------------------------------------------------
Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

     7.2   CORPORATE TRANSACTIONS INVOLVING A CHANGE IN CONTROL.  As of the
           ----------------------------------------------------
effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless
(a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or
(ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards shall
                             -----------
terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

                                  ARTICLE VIII
                                  DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

     "ADMINISTERING BODY" means the Board as long as no Compensation Committee has been appointed and is in effect and shall mean the Compensation Committee as long as the Compensation Committee is appointed and in effect.

     "AFFILIATED ENTITY" means any Parent Corporation or Subsidiary Corporation.

     "APPLICABLE DIVIDEND PERIOD" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administering Body may specify in the written instrument evidencing the grant of the Dividend Equivalent.

     "ASSOCIATION" means Quaker City Federal Savings and Loan Association, a Subsidiary Corporation of the Company.

     "AWARD" means any Incentive Award.

     "AWARD DOCUMENT" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE IN CONTROL" means an event of a nature that (a) would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Exchange Act; or (b) results in a change in control of the Company or the Association, within the meaning of the Home Owners' Loan Act of 1933, as amended, and the rules and regulations promulgated by the OTS, as in effect on the Effective Date (provided that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Administering Body shall substitute its judgment for that of the OTS); or (c) without limitation, a Change in Control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Association or the Company representing twenty percent (20%) or more of the Association's or the Company's outstanding securities, except for any securities of the Association purchased by the Company in connection with the conversion of the Association to the stock form and any securities purchased by any tax qualified employee benefit plan of the Association; or (ii) individuals who constitute the Board on the date hereof (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least seventy-five percent (75%) of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under the Incumbent Board, shall, for purposes of this clause (ii), be considered as though he or she were a member of the Incumbent Board; or (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Association or the Company, or similar transaction occurs in which the Association or Company is not the resulting entity; or (iv) a proxy statement, soliciting proxies from stockholders of the Company by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or the Association, or a similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Company shall be distributed; or (v) a tender offer is made for twenty percent (20%) or more of the voting securities of the Association or the Company.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Company, par value $.01 per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.
                         -----------

     "COMPANY" means Quaker City Bancorp, Inc., a Delaware corporation.

     "COMPENSATION COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.
                                 -----------

     "DIVIDEND EQUIVALENT" means a right granted by the Company under Section
                                                                      -------
6.5 to a holder of a Stock Option, Stock Appreciation Right or other Incentive
---
Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

     "EFFECTIVE DATE" means July 24, 1997, which is the date this Plan was adopted by the Board.

     "ELIGIBLE PERSON" shall include directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

     "EXPIRATION DATE" means the fifth anniversary of the Effective Date.

     "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published electronically by Stockmaster (http://www.stockmaster.com) or similar stock quotation service and determined by the Administering Body, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (A) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (B) if the stock is traded on the Nasdaq Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Compensation Committee on the basis of such factors as it may deem appropriate.

     "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

     "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

     "IRC" means the Internal Revenue Code of 1986, as amended.

     "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while the Recipient is employed by the Company, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement.

     "NONEMPLOYEE DIRECTOR" means any director of the Company who qualifies as a "nonemployee director" within the meaning of Rule 16b-3.

     "NONQUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

     "OTS" means the Office of Thrift Supervision, or its predecessor agency.

     "OTHER STOCK-BASED BENEFITS" means an Incentive Award granted under Section
                                                                         -------
6.9 of this Plan.
---

     "OUTSIDE DIRECTOR means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

     "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

     "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

     "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Compensation Committee, in order to qualify an Award as performance-based compensation under
Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earning before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

     "PERSON" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

     "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Compensation Committee with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to
Section 5.13(ii) hereof, Permanent Disability shall mean "permanent and total
----------------
disability" as defined in Section 22(e) of the IRC.

     "PHANTOM STOCK" means an Incentive Award granted under Section 6.8 of this
                                                            -----------
Plan.

     "PLAN" means this 1997 Stock Incentive Plan of the Company.

     "PLAN TERM" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

     "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Compensation Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

     "RECIPIENT" means a person who has received an Award under this Plan.

     "REORGANIZATION" means any merger, consolidation or other reorganization.

     "RULE 16B-3" means Rule 16b-3 under the Exchange Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SIGNIFICANT STOCKHOLDER" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     "STOCK APPRECIATION RIGHT" means a right granted under Section 6.3 to
                                                            -----------
receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

     "STOCK BONUS" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.6 of this Plan as a bonus for services
                             -----------
rendered or for any other valid consideration under applicable law.

     "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

     "STOCK OPTION" means a right to purchase stock of the Company granted under

Section 6.1 of this Plan.
-----------

     "STOCK SALE" means a sale of Common Stock to an Eligible Person under

Section 6.7 of this Plan.
-----------

     "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in
Section 425(f) of the IRC.

--------------------------------------------------------------------------------

REVOCABLE PROXY
                           QUAKER CITY BANCORP, INC.
  The undersigned hereby appoints Rick McGill and Dwight L. Wilson, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated below all shares of the common stock of Quaker City Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Stockholders of the Company to be held on November 19, 1997 and at any adjournments or postponements thereof (the "1997 Annual Meeting").

1.  ELECTION OF DIRECTORS
    [_] FOR all nominees            [_]  WITHHOLD AUTHORITY to
        listed below (except             vote for all nominees
        as indicated to the              listed below
        contrary below)
                                WAYNE L. HARVEY
                                EDWARD L. MILLER
                                  J. L. THOMAS

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name here:

--------------------------------------------------------------------------------
2.  Approval of Quaker City Bancorp, Inc. 1997 Stock Incentive Plan.

                         [_] FOR  [_] AGAINST  [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1997 Annual Meeting.

                         [_] FOR  [_] AGAINST  [_] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS. IMPORTANT-- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY. THIS PROXY IS SOLICITED
              ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
                           (Continued on other side)

================================================================================

  THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

  The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1997 Annual Meeting.

  When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Whether or not you plan to attend the 1997 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

                                                Dated:__________________, 1997

                                                ______________________________
                                                  (Signature of Stockholder)

                                                ______________________________
                                                   (Signature of Additional
                                                       Stockholder(s))

                                                Please sign your name exactly
                                                as it appears hereon, date and
                                                return this proxy in the reply
                                                envelope provided. If you
                                                receive more than one proxy
                                                card, please sign, date and
                                                return all cards received.